                   ASSET BACKED SECURITIES MARKETING SUMMARY
                   -----------------------------------------
            GREEN TREE FINANCIAL CORPORATION (SELLER AND SERVICER)
                           $292,429,057 (APPROXIMATE)
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                 SERIES 1996-C

- ---------------------------------------------------------------------------------------------------
                                HOME IMPROVEMENT SECURITIES OFFERED
                                    (SUB-POOL HI: $171,282,668)
- ---------------------------------------------------------------------------------------------------
                                                         Expected        Principal       Expected
          Size       % of      Credit     Benchmark     WAL/DUR(1)@       Payment         Ratings
Class     ($MM)     Series    Priority      Index         15% CPR      Window (mos.)    (S&P/Fitch)
- ---------------------------------------------------------------------------------------------------
TO 10% CALL
- ---------------------------------------------------------------------------------------------------

 A-1     $61.000    35.61%     Senior       1 Year       1.05/0.98       1-27  (27)       AAA/AAA
 A-2     $34.000    19.85%     Senior       3 Year       3.07/2.67      27-49  (23)       AAA/AAA
 A-3     $41.160    24.03%     Senior       Curve        5.89/4.60      49-99  (51)       AAA/AAA
 M-1     $14.140     8.26%      Mezz       10 Year       9.32/6.40      99-118 (20)        AA/AA
 M-2     $ 8.560     5.00%      Mezz       10 Year       9.81/6.52     118-118 (1)          A/A
 B-1     $ 6.850     4.00%       Sub        5 Year       5.05/4.01      43-84  (42)       BBB/BBB
 B-2     $ 5.573     3.25%       Sub       10 Year       8.92/6.09      84-118 (35)        A-/A
- ---------------------------------------------------------------------------------------------------
TO MATURITY
- ---------------------------------------------------------------------------------------------------
 M-1     $14.140     8.26%      Mezz       10 Year       9.80/6.60      99-145 (47)        AA/AA
 M-2     $ 8.560     5.00%      Mezz       10 Year      15.23/8.34     145-300 (156)        A/A
 B-2     $ 5.573     3.25%       Sub       10 Year      10.57/6.65      84-300 (217)       A-/A
- ---------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as discussed in the Offering Document. Information regarding the underlying assets has been provided by the Issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


TRANSACTION SPECIFICS:
- ----------------------

  Delay Days:            No delay on bonds

  Managers:              Lehman Brothers (Lead Manager)

  Collateral:            Sub Pool HI: 10,390 home improvement contracts and
                         promissory notes secured by the related real estate (by
                         balance, 95% conventional and 5% FHA-insured).

  Legal Final:           [      ]
  ERISA:                 Class A-1, Class A-2, Class A-3, and Class A-4
                         Certificates are expected to be ERISA eligible.
                         All other Certificates are not ERISA eligible.

  SMMEA:                 The Certificates are Not SMMEA qualifying.

  Distribution Date:     The 15th of each month, beginning July 16, 1996

  Expected Pricing:      Week of June 17, 1996

  Settlement:            5 Business Days

  Trustee:               First Trust N.A.

  Optional Redemption:   10% Cleanup Call (in conjunction with Home Improvement
                         Contracts)

  Tax Status:            The 1996-C Series will elect to be treated as a REMIC
                         for federal tax purposes

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the Issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

PREPAYMENT SENSITIVITY INFORMATION
- ----------------------------------

                        Projected Performance Under Varying CPR Assumptions (1)

PREPAYMENTS SPEEDS (CPR)                 11%           13%         **15%**         17%           19%
- ------------------------             ----------    ----------    ----------    ----------    ----------
TO CALL
- -------
Class A-1
- ---------
   Avg. Life/Duration (years) (2)     1.36/1.25     1.19/1.10     1.05/0.98     0.94/0.88     0.85/0.80
   Window (# of months)                   35            31            27            24            22

Class A-2
- ---------
   Avg. Life/Duration (years) (2)     3.90/3.30     3.45/2.96     3.07/2.67     2.76/2.43     2.50/2.21
   Window (# of months)                   28            25            23            21            19

Class A-3
- ---------
   Avg. Life/Duration (years) (2)     7.18/5.38     6.48/4.97     5.89/4.60     5.37/4.27     4.88/3.95
   Window (# of months)                   60            53            51            48            45

Class M-1
- ---------
   Avg. Life/Duration                11.92/7.48    10.55/6.94     9.32/6.40     8.35/5.93     7.54/5.51
   Window (# of months)                   45            32            20            13             9

Class M-2
- ---------
   Avg. Life/Duration                13.72/7.98    11.47/7.20     9.81/6.52     8.56/5.95     7.64/5.49
   Window (# of months)                    1             1             1             1             1

Class B-1
- ---------
   Avg. Life/Duration                 6.22/4.73     5.60/4.35     5.05/4.01     4.52/3.66     4.32/3.52
   Window (# of months)                   47            44            42            39            36

Class B-2
- ---------
   Avg. Life/Duration                11.54/7.14    10.10/6.59     8.92/6.09     7.96/5.63     7.28/5.28
   Window (# of months)                   66            48            35            28            21


TO MATURITY
- -----------
Class M-1
- ---------
   Avg. Life/Duration (years) (2)    11.94/7.49    10.80/7.03     9.80/6.60     8.98/6.23     8.25/5.87
   Window (# of months)                   51            52            47            43            39

Class M-2
- ---------
   Avg. Life/Duration (years) (2)    17.63/8.97    16.38/8.66    15.23/8.34    14.17/8.03    13.14/7.70
   Window (# of months)                  130           143           156           168           179

Class B-2
- ---------
   Avg. Life/Duration                12.58/7.40    11.51/7.01    10.57/6.65     9.69/6.29     9.13/6.05
   Window (# of months)                  201           210           217           225           229


   (1)  These assumptions may change and are subject to pricing.

   (2)  Modified Duration - assumes an example yield.


This information does not constitute either an offer to sell or solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as discussed in the Offering Document. Information regarding the underlying assets has been provided by the Issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate of timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities of underlying assets, the information contained in the Offering Document).

SUMMARY DESCRIPTION OF THE RECEIVABLES POOL:
- --------------------------------------------

 . As of the Cut-Off Date (5/1/96) the collateral pool had the following characteristics:

  . fully amortizing

  . fixed contractual rate of interest

  . level payments over the term of such loan

  . interest computed on the simple interest method.

The contracts were originated or purchased and will be serviced by Green Tree.

  . Each Contract has its last schedule payment due no later than June 20, 2021 . Each FHA-insured Contract was originated in accordance with applicable FHA regulations and is insured, without set-off, surcharge or defense, by FHA Insurance up to 90% of the principal balance
  . All Contracts have a contractual rate of interest of at least 5.90% per annum and not more than 15.99%
  . The Contracts have remaining maturities of at least 22 months but not more than 300 months and original maturities of at least 24 months but not more than 300 months


  .  Geographic Distribution:

          State                   % of Pool Balance
          -----                   -----------------
          California                   18.59%
          Florida                       8.34
          New Jersey                    7.02
          New York                      6.78
          The pool is comprised of Receivables from 49 states and D.C. No other state accounts for more than 5.00% of the aggregate original receivables balance.

COLLATERAL SUMMARY STATISTICS
- -----------------------------

                         -------------
                         SERIES 1996-C
- --------------------------------------
Average Balance             $16,485
WAC                         11.23%
Original WAM               200 mos.
Remaining WAM              199 mos.
% of FHA                     5%
% of CONVENTIONAL           95%
- --------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the Issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   ASSET BACKED SECURITIES MARKETING SUMMARY
             GREEN TREE FINANCIAL CORPORATION (SELLER AND SERVICER)
                           $292,429,057(APPROXIMATE)
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                 SERIES 1996-C

                                                  HOME EQUITY SECURITIES OFFERED
                                                    (SUB-POOL HE: $121,146,389)
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                Expected         Principal         Expected
                        Size         % of         Credit      Benchmark       WAL/DUR(1)@      Payment Window      Ratings
   Class                (SMM)       Series       Priority       Index        100% Model(2)         (mos.)        (S&P/Fitch)
- ----------------------------------------------------------------------------------------------------------------------------------
TO 10% CALL
- ----------------------------------------------------------------------------------------------------------------------------------
HE:A-1                  $39.500     32.61%       Senior        1 Year        1.08/1.00           1-24 (24)       AAA/AAA
HE:A-2                  $35.000     28.89%       Senior        3 Year        3.06/2.65          24-53 (30)       AAA/AAA
HE:A-3                  $12.000      9.91%       Senior        5 Year        5.10/4.08          53-70 (18)       AAA/AAA
HE:A-4                  $17.690     14.60%       Senior        7 Year        7.42/5.40         70-115 (46)       AAA/AAA
HE:M-1                  $ 6.660      5.50%        Mezz        10 Year        9.79/6.45         115-118 (4)        AA/AA
HE:M-2                  $ 4.240      3.50%        Mezz        10 Year        9.81/6.42         118-118 (1)         A/AA
HE:B-1                  $ 4.240      3.50%         Sub         5 Year        5.22/4.05          40-97 (58)        BBB/A
HE:B-2                  $ 1.816      1.50%         Sub        10 Year        9.46/6.26         97-118 (22)         A-/A
- ----------------------------------------------------------------------------------------------------------------------------------
TO MATURITY
- ----------------------------------------------------------------------------------------------------------------------------------
HE:M-1                  $ 6.660      5.50%        Mezz        10 Year       11.00/6.93        115-155 (41)        AA/AA
HE:M-2                  $ 4.240      3.50%        Mezz        10 Year       14.86/8.12        155-357 (203)        A/AA
HE:B-2                  $ 1.816      1.50%         Sub        10 Year       11.28/6.90         97-357 (261)        A-/A
- ----------------------------------------------------------------------------------------------------------------------------------

1) Modified duration based on an example yield.
2) Model starts at 4% CPR and ramps up to 20% CPR in month 12.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the Issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Transaction Specifics:
- ----------------------

  Delay Days:           No delay on bonds

  Managers:             Lehman Brothers (lead manager), Bear Stearns

  Collateral:           Sub-Pool HE:  2,469 home equity loans secured by the
                        related real estate

  Legal Final:          [ ]

  ERISA: Class A-1, Class A-2, Class A-3, and Class A-4 Certificates are expected to be ERISA eligible.

                        All other Certificates are not ERISA eligible.

  SMMEA:                The Certificates are Not SMMEA qualifying.

  Distribution Date:    The 15th of each month, beginning July 15, 1996

  Expected Pricing:     Week of June 17, 1996

  Settlement:           5 Business Days

  Trustee:              First Trust N.A.

  Optional Redemption:  10% Cleanup Call (in conjunction with Home Improvement
                        Contracts)

  Tax Status:           The 1996-C Series will elect to be treated as a REMIC
                        for federal tax purposes






This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the Issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

PREPAYMENT SENSITIVITY INFORMATION
- ----------------------------------

              Projected Performance Under Varying Prepayment Assumptions (1)
              --------------------------------------------------------------

PREPAYMENTS SPEEDS                 50%          75%        **100%**         125%         150%
- ---------------------------------  ---------    ---------  --------        ----------    --------
TO CALL
- ---------------------------------
Class A-1
- ---------------------------------
 Avg. Life/Duration (years) (2)    1.82/1.64    1.34/1.23    1.08/1.00      0.91/0.85    0.80/0.75
 Window (# of months)                 43           31           24             20           17
Class A-2
- ---------------------------------
 Avg. Life/Duration (years) (2)    5.53/4.38    3.96/3.31    3.06/2.65      2.48/2.19    2.09/1.87
 Window (# of months)                 54           39           30             24           19
Class A-3
- ---------------------------------
 Avg. Life/Duration (years) (2)    9.08/6.33    6.60/5.01    5.10/4.08      4.07/3.38    3.33/2.84
 Window (# of months)                 29           23           18             14           12
Class A-4
- ---------------------------------
 Avg. Life/Duration                12.44/7.64   9.49/6.43    7.42/5.40      5.96/4.57    4.89/3.90
 Window (# of months)                  42          48           46             38           31
Class M-1
- ---------------------------------
 Avg. Life/Duration                13.72/7.89   11.47/7.12   9.79/6.45      8.38/5.81    7.19/5.21
 Window (# of months)                   1            1           4             11           17
Class M-2
- ---------------------------------
 Avg. Life/Duration                13.72/7.82   11.47/7.07   9.81/6.42      8.56/5.86    7.64/5.42
 Window (# of months)                   1            1           1              1            1
Class B-1
- ---------------------------------
 Avg. Life/Duration                9.25/6.16    6.70/4.91    5.22/4.05      4.58/3.65    4.29/3.47
 Window (# of months)                 93           74           58             47           38
Class B-2
- ---------------------------------
 Avg. Life/Duration                13.72/7.82   11.33/7.02   9.46/6.26      8.17/5.67    7.29/5.24
 Window (# of months)                   2           15          22             21           19
TO MATURITY
- ---------------------------------
Class M-1
- ---------------------------------
 Avg. Life/Duration (years) (2)    14.89/8.23   13.67/7.86   11.00/6.93     8.92/6.06    7.37/5.30
 Window (# of months)                   1           34           41            35           30
Class M-2
- ---------------------------------
 Avg. Life/Duration (years) (2)    18.56/8.94   16.23/8.45   14.86/8.12     12.94/7.53   11.05/6.85
 Window (# of months)                  179          179          203            231          253
Class B-2
- ---------------------------------
 Avg. Life/Duration                15.71/8.32   13.50/7.68   11.28/6.90     9.72/6.28    8.64/5.81
 Window (# of months)                  194          234          261           275          282

     (1) These assumptions may change and are subject to pricing.

     (2) Modified Duration - assumes an example yield.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the Issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

SUMMARY DESCRIPTION OF THE RECEIVABLES POOL:
- --------------------------------------------

 .    As of the Cut-Off Date (5/1/96) the collateral pool had the following characteristics:
     .  fully amortizing
     .  fixed contractual rate of interest
     . level payments over the term of such loan (except for balloon loans) . interest computed on the simple interest method.

The contracts were originated or purchased and will be serviced by Green Tree.
     . Each Contract has its last schedule payment due no later than May 2026 . All Contracts have a contractual rate of interest of at least 7.90% per annum and not more than 19.00%
     . The Contracts have remaining maturities of at least 36 months but not more than 360 months and original maturities of at least 36 months but not more than 360 months

 .    Geographic Distribution:

          State                   % of Pool Balance
          -----                   -----------------

          Georgia                       16.28%
          Florida                       12.08
          Alabama                       11.79
          South Carolina                11.01
          Michigan                      10.06
          Ohio                           9.35
          Pennsylvania                   9.13
          North Carolina                 8.67
          The pool is comprised of Receivables from 28 states. No other state accounts for more than 5.00% of the aggregate original receivables balance.

COLLATERAL SUMMARY
 STATISTICS
- ---------------------------

                                   -------------
                                   SERIES 1996-C
      ------------------------------------------
      AVERAGE BALANCE              $49,067
      WAC                           11.74%
      ORIGINAL WAM                 207
      REMAINING WAM                205
      ------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the Issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).